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                                                                    EXHIBIT 10.1


                              AMENDMENT NUMBER NINE
                              ---------------------
                         TO LOAN AND SECURITY AGREEMENT
                         ------------------------------

                  THIS AMENDMENT NUMBER NINE TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of May 14, 2002, is entered into among PHONETEL TECHNOLOGIES, INC., an Ohio corporation ("PHONETEL"), CHEROKEE COMMUNICATIONS, INC., a Texas corporation ("CHEROKEE"; Cherokee, together with Phonetel, are referred to hereinafter each individually as a "BORROWER", and individually and collectively, jointly and severally, as the "BORROWERS"), on the one hand, and, on the other hand, Agent (as hereinafter defined) and the financial institutions (referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS") that are signatories to that certain Loan and Security Agreement, dated as of November 17, 1999 (as amended, restated, supplemented, or otherwise modified from time to time, the "LOAN AGREEMENT"), entered into among the Borrowers, the Lenders, and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lenders (herein, in such capacity, referred to as "AGENT"), in light of the following:


                                    RECITALS
                                    --------

                  WHEREAS, the Borrowers have requested that the Lenders amend the Loan Agreement; and

                  WHEREAS, the Lenders are willing to amend the Loan Agreement under the terms and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                    AGREEMENT
                                    ---------

I. DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

II. AMENDMENTS TO THE LOAN AGREEMENT. Upon the Ninth Amendment Effective Date, the parties agree to amend the Loan Agreement as follows:

         2.1 SECTION 1.1 of the Loan Agreement hereby is amended by inserting the following new defined terms in the proper alphabetical order:


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                  "NINTH AMENDMENT" means that certain Amendment Number Nine to
                  Loan and Security Agreement, dated as of May 14, 2002, among the Borrowers, the Lenders, and Agent.

                  "NINTH AMENDMENT EFFECTIVE DATE" means the date that all conditions set forth in Section III of the Ninth Amendment have been satisfied.

         2.2 SECTION 7.20 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                  (a) MINIMUM EBITDA. The Borrowers will not permit their EBITDA, determined on a consolidated basis, for each period shown on the chart below, measured at the end of each such period, to be less than the amount set forth opposite each such period:

===================================== =====================
               PERIOD                       CUMULATIVE
                                              EBITDA
------------------------------------- ---------------------
January 1, 2002 through                     ($840,000)
March 31, 2002
------------------------------------- ---------------------
January 1, 2002 through                      $275,000
June 30, 2002
------------------------------------- ---------------------
January 1, 2002 through                      $725,000
August 31, 2002
===================================== =====================

III. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following unless waived or deferred by the Lenders, in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provisions hereof:

         3.1 Agent shall have received this Amendment, in form and substance satisfactory to Agent, duly executed by each party hereto, and in full force and effect;

         3.2 The representations and warranties in this Amendment, the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

         3.3 No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein; and


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         3.4      No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any of the Borrowers, Agent, or any of the Lenders.

IV. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lenders that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended by this Amendment, constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms, and (c) this Amendment has been duly executed and delivered by such Borrower.

V. CHOICE OF LAW. THE VALIDITY OF THIS AMENDMENT, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HEREUNDER, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

VI. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

VII. EFFECT ON LOAN AGREEMENT. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof.

VIII. FURTHER ASSURANCES. Each Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent,


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         and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Liens in the Collateral held by Agent for the benefit of the Lenders and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement, as amended by this Amendment.

IX.      MISCELLANEOUS.

         10.1 Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

         10.2 The Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent and the Lenders.

                            [signature page follows]









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                  IN WITNESS WHEREOF, the parties have entered into this
Amendment as of the date first above written.

                              PHONETEL TECHNOLOGIES, INC.,
                              an Ohio corporation

                              By /s/ John D. Chichester
                                 -----------------------------------------------
                              Name: John D. Chichester
                              Title: President and Chief Executive Officer



                              CHEROKEE COMMUNICATIONS, INC.,
                              a Texas corporation

                              By /s/ John D. Chichester
                                 -----------------------------------------------
                              Name: John D. Chichester
                              Title: President and Chief Executive Officer



                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation, as Agent and a Lender

                              By /s/ Amy Lam
                                 -----------------------------------------------
                              Name: Amy Lam
                              Title: Vice President

                              FOOTHILL PARTNERS III, L.P.,
                              a Delaware limited partnership, as a Lender

                              By /s/ Dennis R. Ascher
                                 -----------------------------------------------
                              Name: Dennis R. Ascher
                              Title: Managing Member



                              ABLECO FINANCE LLC,
                              a Delaware limited liability company,
                              as a Lender and as agent for its affiliate assigns

                              By /s/ Kevin Genda
                                 -----------------------------------------------
                              Name: Kevin Genda
                              Title: Senior Vice President and
                                     Chief Credit Officer